Share-based compensation	12 Months Ended
Dec. 31, 2021
Share-based compensation
Share-based compensation

20. Share-based compensation

In 2016, shareholders approved the LTIP, which was amended and extended by shareholder approval on May 13, 2020. The LTIP creates alignment between participants in the LTIP and public shareholders and creates a long-term retention vehicle. All of the Group’s employees may be granted awards under the LTIP, and the Group typically makes an initial LTIP grant to each new employee and periodic grants thereafter.

The LTIP is administered by the Compensation Committee of the Board. The Compensation Committee has discretion to select plan participants, determine the type and the number of awards and set the performance targets or adjust them in certain circumstances; provided that, in the period from 2016 to 2030, awards may not be granted under the LTIP if such grant would cause the number of shares that could be issued under the LTIP or any other share plan adopted by the Group to exceed 10% of the Company’s issued ordinary share capital at the proposed date of grant. The satisfaction of awards through the purchase of shares on the open market will be treated as an issuance of ordinary shares for the purposes of the above limit for so long as institutional shareholder guidelines recommend this. If awards are satisfied through a transfer of existing ordinary shares, the percentage limit stated above will not apply.

Awards under the LTIP are typically conditional share awards, which entitle participants to the right to acquire or receive shares for no or only a nominal payment or as phantom awards for tax and legal purposes. Vesting of awards is subject to satisfaction of service-based conditions, requiring that the participant remains employed by the Group at the time of vesting, and may also require satisfaction of performance-based conditions set by the Compensation Committee at the time of grant and including total shareholder return over a three to five year period. The LTIP awards granted in 2020 and prior years included both service- and performance-based conditions. Beginning in 2021, the LTIP awards have continued to have service-based conditions while at least 50% of the awards granted to the employees who are part of the Company’s senior management must also have a performance-based condition. Awards generally cliff vest three years from the grant date, and each performance-based condition is measured over the three financial years beginning with the financial year in which the award was granted.

In the event of a participant’s termination of employment for any reason prior to vesting, other than death, disability or, in certain circumstances, at the discretion of the Compensation Committee (i.e., good leavers), all outstanding awards will be forfeited. In the event of the participant’s death, disability or, in certain circumstances, at the discretion of the Compensation Committee, outstanding awards will continue to vest until the end of the performance period and will be prorated based on the number of full months the participant was employed during the performance period. In special circumstances, the Compensation Committee has the discretion to accelerate vesting of the awards or alter proration or performance targets for outstanding awards.

Awards granted under the LTIP are subject to clawback provisions for up to five years from the vesting date in the following circumstances: (i) a material financial misstatement or miscalculation of the Group’s audited financial statements; (ii) the assessment of any performance-based condition on vesting which was based on error, misleading information or inaccurate assumptions; or (iii) the gross misconduct of a participant.

The Compensation Committee has the discretion, in relation to the performance-based conditions, to adjust the vesting level if it considers that the performance-based conditions would have been met to a greater or lesser extent at the end of the full performance period. The Compensation Committee also has the discretion to modify award proration if it considers that the contribution of the Company’s management team to the creation of shareholder value during the applicable performance or vesting period would not otherwise be properly recognized.

During the period since the LTIP’s inception, the Group has issued awards in respect of approximately 2.3% of the Company issued ordinary share capital and, at December 31, 2021, there was a total of approximately 5.1 million awards issued under the LTIP. Awards granted under the LTIP may be satisfied with new issue shares, a transfer of treasury shares or shares purchased on the open market. At December 31, 2021, approximately 17.8 million ordinary shares remained available for future grants under the LTIP through 2030.

The table below sets forth the LTIP activity for the years ended December 31, 2021 and 2020:

		Weighted-average
		grant date fair value
(Shares in thousands)	Shares	per share
Unvested awards at January 1, 2020	1,346	$13.97
Granted	1,715	$4.16
Earned/vested	(384)	$9.01
Forfeited	(21)	$14.68
Unvested awards at December 31, 2020	2,656	$8.35
Granted	1,895	$8.74
Earned/vested	(156)	$16.24
Forfeited	(301)	$12.22
Unvested awards at December 31, 2021	4,094	$7.94

The estimated grant date fair value of the LTIP awards granted during the year ended December 31, 2021 was $16,557,000 (2020: $7,132,000; 2019: $11,053,000). The weighted-average remaining contractual term of unvested

LTIP awards was 1.7 years at December 31, 2021. At December 31, 2021, the compensation cost related to non-vested awards not yet recognized was $18,820,000 (2020: $13,151,000; 2019: $12,574,000)

For the years ended December 31, 2021, 2020 and 2019, the Group used the Monte-Carlo model to estimate the fair value of the LTIP awards granted during such periods.

The table below sets forth the fair values and key assumptions used for valuing the LTIP awards made during the years December 31, 2021, 2020 and 2019:

	2021	2020	2019
Dividend yield	0.48%	0.48%	1.00%
Expected volatility	54.70%	53.70%	40.80%
Risk-free interest rate	0.34%	(0.02)%	0.63%
Expected term of awards (years)	3.00	3.00	3.00
Weighted-average fair value ($)	8.74	4.16	15.85
Weighted-average share price ($)	9.10	6.37	16.78

The expected volatility reflects the assumption that the historical volatility over a period similar to the life of the LTIP awards is indicative of future trends, which may not necessarily be the actual outcome.